Prepaid Expenses and Other Current Assets - Prepaid Expenses and Other Current Assets (Detail) (USD $) In Thousands, unless otherwise specified	Feb. 02, 2013	Jan. 28, 2012
Prepaid Expenses And Other Current Assets [Line Items]
Prepaid catalog	$ 43,828	$ 28,608
Vendor deposits	20,383	9,399
Prepaid expenses	11,479	8,923
Other current assets	1,339	5,640
Total prepaid expenses and other current assets	$ 77,029	$ 52,570